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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 20, 2005

                              DELTA AIR LINES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                              001-05424 58-02185448
           (Commission File Number) (IRS Employer Identification No.)

       P.O. BOX 20706, ATLANTA, GEORGIA                         30320-6001
   (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (404) 715-2600
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                  Registrant's Web site address: www.delta.com


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective July 20, 2005, the Board of Directors of Delta Air Lines, Inc., ("Delta" or the "Company") elected Edward H. Bastian as Executive Vice President and Chief Financial Officer. On that date, the Company made a written offer of employment to Mr. Bastian (the "Letter Agreement"), which Mr. Bastian accepted. The Letter Agreement is filed with this report as Exhibit 10.1, its contents are incorporated by reference into this Item 1.01, and its material terms are summarized in Item 5.02 below. The contents of that summary are incorporated into this Item 1.01 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective July 20, 2005, the Company's Board of Directors elected James M. Whitehurst as Chief Operating Officer. Prior to this promotion, Mr. Whitehurst, age 37, served as the Company's Senior Vice President and Chief Network and Planning Officer, a position he held since June 2004, and as the Company's Senior Vice President - Finance, Treasury & Business Development from 2002 to 2004. Prior to joining the Company, Mr. Whitehurst served in positions of increasing responsibility with Boston Consulting Group from 1994 to 2001, including as a Vice President and Director in 2001. As Chief Operating Officer, Mr. Whitehurst will be paid an annual salary of $450,000.

     In addition, effective July 20, 2005, the Company's Board of Directors elected Edward H. Bastian as Executive Vice President and Chief Financial Officer. Mr. Bastian, age 48, is returning to Delta after serving as its Senior Vice President - Finance and Controller from 2000 to March 2005 and as Vice President and Controller from 1998 to 2000. Prior to returning to Delta, Mr. Bastian served as the Chief Financial Officer of Acuity Brands, Inc. after leaving the Company until July 2005.

     Under the Letter Agreement, Mr. Bastian will be paid an annual base salary of $450,000. In recognition of Mr. Bastian's repayment obligation to his former employer of a significant portion of his signing bonus from that employer, as well as Mr. Bastian's forfeiture of substantial additional compensation from and opportunities with his former employer, the Company will make a one-time cash payment to Mr. Bastian in the amount of $350,000. It is the Company's understanding that a substantial portion of this amount will be paid over by Mr. Bastian to his former employer in satisfaction of his repayment obligation described above. Mr. Bastian will participate in Delta's standard benefits programs, as in effect from time to time. The preceding description of the terms of the Letter Agreement is qualified in its entirety by reference to Exhibit
10.1 to this report.

     Mr. Bastian succeeds Michael Palumbo as the Company's Chief Financial Officer, who resigned effective July 20, 2005. Mr. Palumbo had recently expressed a desire to pursue other opportunities and asked the Company to consider when it might be appropriate to make a transition.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


          10.1 Offer of Employment dated July 20, 2005 between Delta Air Lines, Inc. and Edward H. Bastian.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELTA AIR LINES, INC.


Date:    July 22, 2005                  By:   /s/ Leslie P. Klemperer
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                                              Name:   Leslie P. Klemperer
                                              Title:  Secretary

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                                  EXHIBIT INDEX

Exhibit Number    Description
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     10.1         Offer of Employment dated July 20, 2005 between Delta Air
                  Lines, Inc. and Edward H. Bastian.